UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  September 6, 2006

PRIMEDEX HEALTH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	0-19019	13-3326724
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1510 Cotner Avenue
Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On September 6, 2006, Howard Berger, M.D., Chief Executive Officer and President of Primedex Health Systems, Inc., and Mark Stolper, Chief Financial Officer of Primedex Health Systems, Inc., made a presentation at the Roth Capital Conference in New York, New York.  A copy of the transcript of Dr. Berger’s and Mr. Stolper’s presentation is attached hereto as an exhibit to this report and is incorporated herein in its entirety by this reference.

Item 9.01                                   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Primedex Health Systems, Inc. Roth Capital Conference Transcript, dated September 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2006	Primedex Health Systems, Inc.

/s/ Jeffrey L. Linden
Jeffrey L. Linden
Vice President

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Primedex Health Systems, Inc. Roth Capital Conference Transcript, dated September 6, 2006.